Other Long-Term Liabilities	12 Months Ended
Dec. 31, 2023
Other Long-Term Liabilities [Abstract]
OTHER LONG-TERM LIABILITIES

23. OTHER LONG-TERM LIABILITIES

As at December 31,	2023	2022
Deferred revenue(b)	$224,329	$259,579
Accrued benefit liabilities (Note 32)	32,352	32,862
Uncertain tax positions	175	175
Decommissioning liabilities(a)	2,463	2,453
Lease liabilities(c)	31,122	31,986
Other long-term liabilities	$290,441	$327,055

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(a)      The current and long-term decommissioning liabilities on property and equipment were $2.7 million (December 31, 2022 — $3.4 million). The decommissioning liabilities are for the restoration of leased buildings and teleports. During the years ended December 31, 2023 and 2022 there was $Nil interest expense recorded. During the year ended December 31, 2023 there were $0.9 million decommissioning liabilities derecognized (December 31, 2022 — $Nil). It is expected that the decommissioning liabilities will mature between 2024 and 2062.

(b)      Remaining performance obligations, which the Company also refers to as contract revenue backlog (“backlog”) represents the expected future revenue under existing customer contracts, includes both cancellable and non-cancellable contracts, and any deferred revenue that will be recognized in the future in respect to cash already received. The Company does not include revenue beyond the stated expiration of the contract regardless of potential for renewal.

The Company expects the backlog as at December 31, 2023 to be recognized as follows (in millions of Canadian dollars):

2024	2025	2026	2027	2028	Thereafter	Total
$454	$277	$202	$131	$68	$216	$1,348

(c)      The expected undiscounted contractual cash flows of the lease liabilities as at December 31, 2023 were as follows:

2024	2025	2026	2027	2028	Thereafter	Total
$3,785	$3,710	$3,067	$2,886	$2,917	$30,841	$47,206

The undiscounted contractual cash flows included $13.4 million of interest payments.